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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - January 22, 2002
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-06922


        Delaware                                                13-1995928
------------------------                                     ----------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


4925 West Market Street, Greensboro, NC                            27407
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         (Address of principal                                    Zip Code
           executive offices)


       Registrant's telephone number, including area code: (336) 316-4000


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NY2:\1117063\01\NXXJ01!.DOC\51040.0001
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ITEM 5.    OTHER EVENTS.

           Amendments and Waivers with respect to Loan Agreements

                Guilford Mills, Inc. amended its revolving credit and senior note agreements and received limited waivers with respect thereto. Copies of these amended agreements are attached hereto as exhibits.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (c) Exhibits.

                    4.1 Amendment and Waiver under Note Agreement, dated as of January 18, 2002, among Guilford Mills, Inc. and the purchasers of the notes.

                    10.1 Tenth Amendment to and Limited Waiver under Credit Agreement, dated as of January 18, 2002, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.










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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      GUILFORD MILLS, INC.

                                      By: Robert A. Emken, Jr.
                                          ------------------------------------
                                          Name: Robert A. Emken, Jr.
                                          Title: General Counsel and Secretary



Dated:  January 22, 2002













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                                  EXHIBIT INDEX



Exhibit No.                                Description
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    4.1           Amendment and Waiver under Note Agreement, dated as of January
                  18, 2002, among Guilford Mills, Inc. and the purchasers of the notes.

    10.1 Tenth Amendment to and Limited Waiver under Credit Agreement, dated as of January 18, 2002, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.











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